                                POWER OF ATTORNEY

       The  undersigned  hereby  constitutes  and  appoints  each of  Harold  B.
Dichter,  Megan C. Timmins,  Robert T. Rambo, Jr. and Leticia Dorsa his true and lawful attorneys-in-fact to:

              (1) execute for and on behalf of the undersigned, in the
       undersigned's capacity as a director or executive officer of ARAMARK
       Holdings Corporation (the "Company"), as applicable, (i) Forms 3, 4 or 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (including any amendments thereto)
       and (ii) such forms as may be required in connection with any applications for EDGAR access codes, includnig without limitation the
       Form ID.

              (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, or 5 and the timely filing of such form with the
       United States Securities and Exchange Commission and any other authority;
       and

              (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of
       Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in their discretion.

       The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or their substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 12th day of November, 2013.

                                        /s/ Eric J. Foss
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                                        Signature

                                        Eric J. Foss
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                                        Print Name